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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 29, 2004


           CWALT, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of June 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-14T2, Mortgage Pass-Through
                        Certificates, Series 2004-14T2).

                                   CWALT, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  333-110343                87-0698307
-------------------------           ----------                ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


4500 Park Granada
Calabasas, California                             91302
---------------------                           --------
(Address of Principal                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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


Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        -------------------------

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

        5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

        23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).



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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWALT, INC.



                                                  By: /s/ Darren Bigby
                                                      ----------------
                                                  Darren Bigby
                                                  Vice President



Dated:  June 29, 2004


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

                                  Exhibit Index

Exhibit                                                                                 Page
-------                                                                                 ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                                  5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)             5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)        5



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